UNION PLANTERS BANK, NATIONAL ASSOCIATION

AMENDED AND RESTATED ISSUING AND PAYING AGENCY AGREEMENT

THIS AGREEMENT is made as of December 28, 1998 between Union Planters Bank, National Association (the "Bank"), and The First National Bank of Chicago, as issuing and paying agent (the "Issuing and Paying Agent," which term shall also refer to any duly appointed successor thereto).

WITNESSETH:

    Appointment of Issuing and Paying Agent. The Bank proposes to issue from time to time its Senior and Subordinated Bank Notes (each, a "Bank Note" and collectively, the "Bank Notes") in such amounts as may be duly authorized by the Bank pursuant to the Amended and Restated Distribution Agreement, dated December 28, 1998 (the "Distribution Agreement"), among the Bank and the agents named therein (the "Agents").

    Each Bank Note will be issued in book-entry form and will be represented by a global certificate (each, a "Global Bank Note" and collectively, the "Global Bank Notes") registered in the name of The Depository Trust Company, as depositary ("DTC," which term includes any successor thereof), or a nominee thereof (which successor shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law) (each beneficial interest in a Global Bank Note, a "Book-Entry Bank Note" and collectively, the "Book-Entry Bank Notes").

    The Bank hereby appoints the Issuing and Paying Agent to act, on the terms and conditions specified herein, as issuing and paying agent for the Global Bank Notes and as registrar, transfer agent and authenticating agent for the Global Bank Notes and to perform such other responsibilities as are described (i) herein; (ii) in the Amended and Restated Administrative Procedures, dated December 28, 1998 ("Administrative Procedures"), attached as Exhibit C to the Distribution Agreement as such Administrative Procedures may be amended from time to time by agreement of the Bank and the Agents with notice of such amendments to the Issuing and Paying Agent; and (iii) in the Letters of Representations (the "Letters of Representations") of the Bank and the Issuing and Paying Agent to DTC and the Issuing and Paying Agent hereby accepts such appointments. The aggregate principal amount of the Global Bank Notes which may be issued pursuant to this Agreement outstanding at any one time is unlimited.

    The Issuing and Paying Agent shall exercise due care in the performance of its obligations hereunder and shall perform such obligations in a manner consistent with industry standards.

    Global Bank Note Forms; Terms; Execution.
      The Global Bank Notes shall be substantially (A) in the form set forth in Exhibit A-1 hereto if such Global Bank Note is a Senior Bank Note (each, a "Senior Bank Note" and collectively, the "Senior Bank Notes") and bears interest at a fixed rate of interest (each such Global Bank Note, a "Fixed Rate Global Senior Bank Note" and collectively, the "Fixed Rate Global Senior Bank Notes"); (B) in the form set forth in Exhibit A-2 hereto if such Global Bank Note is a Senior Bank Note and bears interest at a floating rate of interest determined by reference to an interest rate basis specified therein (each such Global Bank Note, a "Floating Rate Global Senior Bank Note" and collectively, the "Floating Rate Global Senior Bank Notes"); (C) in the form set forth in Exhibit A-3 hereto if such Global Bank Note is a Subordinated Bank Note (each, a "Subordinated Bank Note" and collectively, the "Subordinated Bank Notes") and bears interest at a fixed rate of interest (each such Global Bank Note, a "Fixed Rate Global Subordinated Bank Note" and collectively, the "Fixed Rate Global Subordinated Bank Notes"); (D) in the form set forth in Exhibit A-4 hereto if such Global Bank Note is a Subordinated Bank Note and bears interest at a floating rate of interest determined by reference to an interest rate basis specified therein (each such Global Bank Note, a "Floating Rate Global Subordinated Bank Note" and collectively, the "Floating Rate Global Subordinated Bank Notes"); and (E) in such other form as the Bank may from time to time designate.
      Each Senior Bank Note issued by the Bank shall have a maturity of 30 days to 30 years from its original date of issuance, and each Subordinated Bank Note issued by the Bank shall have a maturity of five years to 30 years from its original date of issuance. The Bank Notes shall be issued in minimum denominations of $250,000 and in integral multiples of $1,000 in excess thereof.

      The interest rate borne by any particular Global Bank Note may vary from the interest rates borne by any other Global Bank Notes. Any such variation shall not affect the interest rate borne by any other Global Bank Notes previously issued hereunder.

      The Bank will from time to time deliver or cause to be delivered to the Issuing and Paying Agent a supply of blank Global Bank Notes in such quantities as the Bank shall determine, bearing consecutive control numbers. Each Global Bank Note will have been executed by the manual or facsimile signature of an Authorized Representative (as defined in Section 3 hereof) of the Bank. The Issuing and Paying Agent will acknowledge receipt of the Global Bank Notes delivered to it and will hold such blank Global Bank Notes in safekeeping in accordance with its customary practice and shall complete, authenticate and deliver such Global Bank Notes in accordance with the provisions hereof.
    Authorized Representatives. From time to time, the Bank will furnish the Issuing and Paying Agent with a certificate executed by an officer of the Bank certifying the incumbency and specimen signatures of those officers of the Bank authorized to execute Global Bank Notes on behalf of the Bank by manual or facsimile signature and to give instructions and notices on behalf of the Bank hereunder (the "Authorized Representatives"). Until the Issuing and Paying Agent receives a subsequent certificate, the Issuing and Paying Agent shall be entitled to rely on the last such certificate delivered to it for the purposes of determining the identities of Authorized Representatives of the Bank. Any Global Bank Note bearing the manual or facsimile signatures of persons who are Authorized Representatives of the Bank on the date such signatures are affixed shall bind the Bank after the completion, authentication and delivery thereof by the Issuing and Paying Agent, notwithstanding that such persons shall have ceased to hold office on the date such Global Bank Note is so completed, authenticated and delivered by the Issuing and Paying Agent.
    Issuance Instructions; Completion, Authentication and Delivery of Global Bank Notes.
      All instructions regarding the completion, authentication and delivery of Global Bank Notes shall be given by an Authorized Representative of the Bank by telephone (confirmed in writing as soon as practicable), by facsimile transmission or by other acceptable written means by such Authorized Representative.
      Upon receipt of the instructions described above, the Issuing and Paying Agent shall cause to be withdrawn the necessary and applicable Global Bank Notes from safekeeping and, in accordance with such instructions, shall:
        complete each Global Bank Note;
        record each Global Bank Note in the applicable Bank Note Register (as defined in Section 10 hereof);
        cause each Global Bank Note to be manually authenticated by any one of the signatories of the Issuing and Paying Agent duly authorized and designated by it for such purpose; and
        with respect to the Global Bank Notes, hold each Global Bank Note in safekeeping on behalf of the registered holder thereof;

    provided that instructions regarding the completion and authentication of a Global Bank Note, whether delivered by facsimile transmission or by other written means, are received by the Issuing and Paying Agent by 11:00 A.M., New York City time, on the Business Day immediately preceding the date of settlement relating to such Global Bank Note (or 9:00 A.M., New York City time, on the date of settlement relating to such Bank Note if the trade date and the date of settlement relating to such Bank Note are the same day). As used in this Agreement, the term "Business Day" shall mean any day that is not a Saturday or Sunday and that is not a day on which banking institutions in The City of New York or the city in which the Bank is headquartered are authorized or required by law, regulation or executive order to close, and with respect to LIBOR Notes (as defined in the applicable Floating Rate Global Bank Note) only, any day that is also a London Business Day. As used in this Agreement, "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

    Reliance on Instructions; Request for Instructions. The Issuing and Paying Agent shall incur no liability to the Bank in acting hereunder upon instructions contemplated hereby which the Issuing and Paying Agent reasonably believed in good faith to have been given by an Authorized Representative of the Bank. In the event a discrepancy exists between the instructions as originally received by the Issuing and Paying Agent and any subsequent written confirmation thereof, such original instructions will be deemed controlling; provided that the Issuing and Paying Agent gives notice to the Bank of such discrepancy promptly upon the receipt of such written confirmation.

    Any application by the Issuing and Paying Agent for written instructions from the Bank may, at the option of the Issuing and Paying Agent, set forth in writing any action proposed to be taken or omitted by the Issuing and Paying Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Issuing and Paying Agent shall not be liable for any action taken by, or omission of, the Issuing and Paying Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Bank actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Issuing and Paying Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

    The Bank's Representations and Warranties. Each instruction given to the Issuing and Paying Agent in accordance with Section 4 hereof shall constitute a representation and warranty to the Issuing and Paying Agent by the Bank that the issuance and delivery of the Global Bank Notes have been duly and validly authorized by the Bank and that the Global Bank Notes, when completed and authenticated pursuant hereto, will constitute the valid and legally binding obligations of the Bank subject to applicable bankruptcy, liquidation, insolvency, reorganization, moratorium and similar laws of general applicability relating to, or affecting, creditors' rights and to general equity principles. The Bank further warrants that it is free to enter into this Agreement and to perform the terms hereof.
    Payments of Interest; Interest Payment Dates; Record Dates. Interest payments on Global Bank Notes with maturities of more than one year will be made: (i) in the case of the Fixed Rate Global Senior Bank Notes and Fixed Rate Global Subordinated Bank Notes (collectively, the "Fixed Rate Global Bank Notes"), semi-annually on May 15 and November 15 of each year (unless otherwise specified in any applicable Fixed Rate Global Bank Notes) and (ii) in the case of Floating Rate Global Senior Bank Notes and Floating Rate Global Subordinated Bank Notes (collectively, the "Floating Rate Global Bank Notes"), on such dates as are specified therein (collectively, the "Interest Payment Dates") and, in each case, at maturity or upon earlier redemption or repayment if so indicated in the applicable Global Bank Note. All such interest payments (other than interest due at maturity or upon earlier redemption or repayment) will be made to the Holders (as defined in Section 10 hereof) (i) in whose names Fixed Rate Global Bank Notes are registered at the close of business on the May 1 or November 1 (unless otherwise specified in any applicable Fixed Rate Global Bank Notes) (whether or not a Business Day) next preceding such Interest Payment Dates and (ii) in whose names Floating Rate Global Bank Notes are registered at the close of business on the fifteenth calendar day (whether or not a Business Day) prior to each such Interest Payment Date (each such May 1, November 1 and fifteenth calendar day, a "Record Date"). Notwithstanding the foregoing, if the Original Issue Date of any Global Bank Note with a maturity of more than one year occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest on any such Global Bank Note will be made on the second Interest Payment Date succeeding the Original Issue Date (as defined in the Global Bank Notes). Interest payments will be calculated and made in the manner provided in the applicable Global Bank Note.

    If the Bank does not deposit adequate funds pursuant to Section 9 hereof with respect to the interest due on a Global Bank Note with a maturity of more than one year on an Interest Payment Date, such interest will cease to be due to the Holder of such Global Bank Note as of the close of business on the Record Date relating to such Interest Payment Date and will be paid to the Holder of such Global Bank Note as of the close of business on a special record date to be fixed by the Issuing and Paying Agent when funds for the payment of such interest have been deposited pursuant to Section 9 hereof. Notice of such special record date shall be given by the Issuing and Paying Agent, at the Bank's expense, to the registered Holder of such Global Bank Note not less than 10 calendar days prior to such special record date.

    Interest payments on Fixed Rate Global Bank Notes with maturities of one year or less will be made only upon maturity upon presentation and surrender of the applicable Fixed Rate Global Bank Note (unless otherwise specified in the applicable Fixed Rate Global Bank Note). Interest payments on Fixed Rate Global Bank Notes with maturities of one year or less will be calculated in the manner provided in the applicable Fixed Rate Global Bank Note. Interest payments on Floating Rate Global Bank Notes with maturities of one year or less will be made on the Interest Payment Dates specified in such Floating Rate Global Bank Note and, in each case, at maturity or upon earlier redemption or repayment. Interest payments on Floating Rate Global Bank Notes with maturities of one year or less will be calculated in the manner provided in the applicable Floating Rate Global Bank Note.

    Payment of Principal. The Issuing and Paying Agent will pay the Holder of each Global Bank Note the principal amount of each such Global Bank Note, together with accrued interest and premium, if any, at maturity (or upon earlier redemption or repayment, if applicable).
    Deposit of Funds. The total amount of any principal of, premium, if any, and interest due on Global Bank Notes, on any Interest Payment Date or any maturity date or date of redemption or repayment shall be paid by the Bank to the Issuing and Paying Agent no later than 1:00 P.M., New York City time, in funds available for use by the Issuing and Paying Agent on such date. The Bank will make such payment on such Global Bank Notes via Fedwire to an account specified by the Issuing and Paying Agent. Upon receipt of funds from the Bank with respect to any Global Bank Note, on such date or as soon as possible thereafter, the Issuing and Paying Agent will pay by separate wire transfer (using message entry instructions in a form previously specified by DTC) to an account previously specified by DTC, in funds available for immediate use by DTC, each payment of principal of, premium, if any, and interest due on a Global Bank Note on such date.

    The Issuing and Paying Agent shall hold such amounts paid to it by the Bank in trust for the Holders but shall, pending payment by it to the account specified above, not be under any liability for interest on monies at any time received by it pursuant to any of the terms of this Agreement or of the Global Bank Notes, nor shall the Issuing and Paying Agent be required to invest such monies.

    Bank Note Registers; Registration, Transfer, and Exchange; Persons Deemed Owners.
      The Issuing and Paying Agent shall maintain at its offices the Senior Note Register and Subordinated Note Register (together, the "Bank Note Registers"). The Issuing and Paying Agent is hereby appointed as Registrar for the purpose of registering each Global Bank Note and transfers of such Global Bank Note as herein provided. The terms "Senior Note Register" and "Subordinated Note Register" shall mean the definitive records in which shall be recorded the names, addresses and taxpayer identifying numbers of the holders of the Global Senior Bank Notes and Global Subordinated Bank Notes, respectively (collectively, the "Holders"), the serial and CUSIP numbers of each such Global Bank Note and the Original Issue Date thereof and details with respect to the transfer and exchange of each Global Bank Note.
      Upon surrender for registration of transfer of any Global Bank Note at the offices of the Issuing and Paying Agent, the Bank shall execute, and the Issuing and Paying Agent shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Global Bank Notes of any authorized denominations and having identical terms and provisions and for an equal aggregate principal amount.
      At the option of the Holder of a Global Bank Note, such Global Bank Note may be exchanged for other Global Bank Notes of any authorized denominations of an equal aggregate principal amount and having identical terms and provisions, upon surrender of the Global Bank Notes to be exchanged at the designated offices of the Issuing and Paying Agent. Whenever any Global Bank Notes are so surrendered for exchange, the Bank shall execute, and the Issuing and Paying Agent shall complete, authenticate and deliver, the Global Bank Notes which the Holder of the Global Bank Note making the exchange is entitled to receive. Except as provided below, owners of beneficial interests in a Global Bank Note representing Book-Entry Bank Notes will not be entitled to have such Book-Entry Bank Notes registered in their names, will not receive or be entitled to receive physical delivery of Bank Notes in certificated form and will not be considered the owners or holders thereof under this Agreement. However, if DTC notifies the Bank that it is unwilling or unable to continue as depositary or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, or the Bank in its sole discretion determines not to have Book-Entry Bank Notes represented by one or more Global Bank Notes, then Global Bank Notes representing Book-Entry Bank Notes may be exchanged in whole for definitive Bank Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof, upon surrender of the Global Bank Notes to be exchanged at the offices of the Issuing and Paying Agent.
      Notwithstanding the foregoing, the Issuing and Paying Agent shall not register the transfer of or exchange (i) any Global Bank Note that has been called for redemption, in whole or in part, except the unredeemed portion of Global Bank Notes being redeemed in part, (ii) any Global Bank Note during the period beginning at the opening of business 15 days before the mailing of a notice of such redemption and ending at the close of business on the day of such mailing, or (iii) any Global Bank Note in violation of the legend contained on the face of such Global Bank Note.
      All Global Bank Notes issued upon any registration of transfer or exchange of Global Bank Notes shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits as the Global Bank Notes surrendered upon such registration of transfer or exchange.
      Every Global Bank Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer with such evidence of due authorization and guaranty of signature as may reasonably be required by the Issuing and Paying Agent, in form satisfactory to the Issuing and Paying Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.
      No service charge shall be made to a Holder of Global Bank Notes for any transfer or exchange of Global Bank Notes, but the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
      The Bank and the Issuing and Paying Agent, and any agent of the Bank or the Issuing and Paying Agent, may treat the Holder in whose name a Global Bank Note is registered as the owner of such Global Bank Note for all purposes, whether or not such Global Bank Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.
    Mutilated, Destroyed, Lost, or Stolen Global Bank Notes. In case any Global Bank Note shall at any time become mutilated, destroyed, lost or stolen, and such Global Bank Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent (together with indemnity hereinafter referred to and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent) shall be delivered to the Issuing and Paying Agent, the Bank shall execute a new Global Bank Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Global Bank Note or in lieu of the Global Bank Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Global Bank Note, only upon receipt of evidence satisfactory to the Issuing and Paying Agent and the Bank that such Global Bank Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to each of them. The Issuing and Paying Agent shall authenticate any such substituted Global Bank Note and deliver the same upon the written request or authorization of any Authorized Representative of the Bank. Upon the issuance of any substituted Global Bank Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation, authentication and delivery of a new Global Bank Note. If any Global Bank Note that has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid, as the case may be, shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Global Bank Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Global Bank Note) upon compliance by the Holder with the provisions of this Section.
    Cancellation. All Global Bank Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any person other than the Issuing and Paying Agent, be delivered to the Issuing and Paying Agent and shall be promptly cancelled by it. The Bank may at any time deliver to the Issuing and Paying Agent for cancellation any Global Bank Notes previously authenticated and delivered hereunder which the Bank may have acquired in any manner whatsoever, and all Global Bank Notes so delivered shall be promptly cancelled by the Issuing and Paying Agent. No Global Bank Note shall be authenticated in lieu of or in exchange for any Global Bank Note cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Global Bank Notes held by the Issuing and Paying Agent shall be returned to the Bank.
    Redemption of Global Bank Notes.
      If any Global Bank Notes are to be redeemed prior to maturity, the Bank shall notify the Issuing and Paying Agent not more than 60 nor less than 45 calendar days (unless a shorter period shall be acceptable to the Issuing and Paying Agent in its sole discretion) prior to the date fixed by the Bank for such redemption (the "Redemption Date") of the Bank's election to redeem such Global Bank Notes in whole or in part in increments of $1,000 (provided that any remaining principal amount of such Global Bank Notes shall be at least $250,000). Unless otherwise specified in the applicable Global Bank Note, the Bank may not redeem, in whole or in part, any Subordinated Bank Note prior to its maturity unless it has obtained the prior written approval of the Office of the Comptroller of the Currency (the "Comptroller"); provided, however, that a Subordinated Bank Note that is redeemable at the option of the Bank prior to its maturity may be so redeemed without the prior approval of the Comptroller if the Bank would remain an "eligible bank" as defined in 12 C.F.R. Section 5.3(g) (or any successor regulatory provision) after such redemption, unless the Comptroller has notified the Bank that such prior approval is required or such prior approval is otherwise required by law.
      Whenever less than all the Global Bank Notes at any time outstanding are to be redeemed, the Global Bank Notes to be so redeemed shall be selected by the Bank. If less than all the Global Bank Notes with identical terms, as evidenced by a like CUSIP number, at any time outstanding are to be redeemed, the Global Bank Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. The Issuing and Paying Agent shall promptly notify the Bank in writing of the Global Bank Notes selected for redemption and, in the case of Global Bank Notes selected for partial redemption, the principal amount thereof to be redeemed.
      Unless otherwise specified in the applicable Global Bank Note or the Letters of Representations, notice of redemption shall be given by the Issuing and Paying Agent, at the Bank's expense, by first-class mail, postage prepaid, mailed not more than 60 nor less than 30 calendar days prior to the Redemption Date, to each Holder of such Global Bank Note to be redeemed, at its address appearing in the Bank Note Register. All notices of redemption shall identify the Global Bank Notes to be redeemed (including CUSIP number) and shall state: (i) the Redemption Date; (ii) the redemption price, which shall be determined in accordance with the terms of the Global Bank Note (the "Redemption Price"); (iii) if less than all of the Global Bank Notes at any time outstanding are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Global Bank Notes to be redeemed; (iv) that on the Redemption Date the Redemption Price plus accrued interest, if any, to the Redemption Date will become due and payable with respect to each Global Bank Note to be redeemed and that interest thereon will cease to accrue on and after said date; and (v) the place or places where such Global Bank Notes are to be surrendered for payment.
      Notice of redemption having been given as described above, the Global Bank Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price, and from and after such date such Global Bank Notes shall cease to bear interest. The Bank shall deposit funds with the Issuing and Paying Agent prior to the Redemption Date that are sufficient to redeem such Global Bank Notes which are scheduled to be so redeemed. Upon surrender of any such Global Bank Notes for redemption in accordance with such notice, the Issuing and Paying Agent shall pay such Global Bank Notes at the Redemption Price, together with unpaid interest accrued on such Global Bank Notes at the applicable rate borne by such Global Bank Notes to the Redemption Date.
      Any Global Bank Note that is to be redeemed only in part shall be surrendered to the Issuing and Paying Agent, and the Issuing and Paying Agent shall complete, authenticate and deliver to the Holder of such Global Bank Note, without service charge, a new Global Bank Note or Global Bank Notes, of any authorized denomination as requested by such Holder (which shall be $250,000 or an integral multiple of $1,000 in excess thereof), in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Global Bank Note so surrendered.
      The Bank, in issuing the Global Bank Notes, may use "CUSIP" numbers and, if so, the Issuing and Paying Agent shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Global Bank Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Global Bank Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.
    Repayment of Global Bank Notes.
      In order for any Global Bank Note to be repaid in whole or in part at the option of the Holder thereof, such Global Bank Note must be delivered either in accordance with the Letters of Representations, or by the Holder thereof, with the form entitled "Option to Elect Repayment" (set forth in such Global Bank Note) duly completed, to the Issuing and Paying Agent at its offices located at the address set forth in Section 21 hereof, or such other place or places of which the Bank shall from time to time notify the Holders of the Global Bank Notes, not more than 60 nor less than 30 calendar days prior to any date fixed for such repayment of such Global Bank Notes (the "Optional Repayment Date"). Unless otherwise specified in the applicable Global Bank Note, no Subordinated Bank Note will specify a Holder's Optional Repayment Date that is less than five years from the date of issue of such Subordinated Bank Note. Unless otherwise specified in the applicable Global Bank Note, a Subordinated Bank Note may not be repaid at the option of the Holder, in whole or in part, prior to its maturity without the prior written approval of the Comptroller; provided, however, that a Subordinated Bank Note that is repayable at the option of the Holder thereof prior to its maturity may be so repaid without the prior approval of the Comptroller if the Bank would remain an eligible bank as defined in 12 C.F.R. Section 5.3(g) (or any successor regulatory provision) after such repayment, unless the Comptroller has notified the Bank that such prior approval is required or such prior approval is otherwise required by law.
      Upon surrender of any Global Bank Note for repayment in accordance with the provisions set forth above, the Global Bank Note to be repaid shall, on the Optional Repayment Date, become due and payable, and the Issuing and Paying Agent shall pay such Global Bank Note on the Optional Repayment Date at a price equal to 100% of the principal amount thereof, together with accrued interest to the Optional Repayment Date.
      If less than the entire principal amount of any Global Bank Note is to be repaid, the Holder thereof shall specify the portion thereof (which shall be in increments of $1,000) which such Holder elects to have repaid and shall surrender such Global Bank Note to the Issuing and Paying Agent, and the Issuing and Paying Agent shall complete, authenticate and deliver to the Holder of such Global Bank Note, without service charge, a new Global Bank Note or Global Bank Notes in an aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Global Bank Note so surrendered and in such denominations as shall be specified by such Holder (which shall be $250,000 or an integral multiple of $1,000 in excess thereof).
    Acceleration of Maturity. If an Event of Default (as defined in the applicable Global Bank Note) with respect to a Senior Bank Note or Subordinated Bank Note, as the case may be, issued by the Bank shall occur, then the Holder of the applicable Senior Bank Note or Subordinated Bank Note may declare the principal amount of, and accrued interest and premium, if any, on such Senior Bank Note or Subordinated Bank Note due and payable by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. The Bank shall promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent shall promptly mail by first-class mail, postage prepaid, copies of such notice to the Holders of the Senior Bank Notes or the Subordinated Bank Notes, as the case may be, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default. Any Event of Default with respect to a Bank Note may be waived by the Holder thereof.

    In the event of a failure by the Bank to make payment of the principal of, premium, if any, or interest on, the Subordinated Notes (and, in the case of payment of interest, continuance of such failure to pay for two days), the Bank will, upon written demand of the Holder thereof, pay to such Holder the whole amount then due and payable on the Subordinated Note, with interest on the overdue amount at the rate borne by the Subordinated Note to the extent such interest is legally enforceable. If the Bank fails to pay such amount upon such demand, the Holder may, among other things, institute a judicial proceeding for the collection thereof.

    Application of Funds; Return of Unclaimed Funds. Any monies paid by the Bank and held by the Issuing and Paying Agent in trust for payment of principal of, premium, if any, or interest on, any Global Bank Notes that remain unclaimed for two years following the date on which such principal, premium or interest shall have become due and payable shall be returned to the Bank but only upon its written request by the Issuing and Paying Agent and the Issuing and Paying Agent shall inform the Bank as to the specific Global Bank Notes to which such monies related, and any Holder shall thereafter look, as an unsecured general creditor, only to the Bank for the payment thereof and all liability of the Issuing and Paying Agent with respect to such trust monies shall thereupon cease. Any funds deposited by the Bank with the Issuing and Paying Agent for the payment of principal of, premium, if any, or interest on, any Bank Note shall be held in trust on behalf of the Bank by the Issuing and Paying Agent for the payment of principal of, premium, if any, or interest on, any Bank Note until paid or returned to the Bank.
    Cancellation of Unissued Notes. Upon the written request of the Bank, the Issuing and Paying Agent promptly shall cancel and return to the Bank all unissued Bank Notes in its possession.
    Liability. Neither the Issuing and Paying Agent nor its directors, officers, employees or agents shall be liable to the Bank for any act or omission hereunder except in the case of negligence or willful misconduct. The duties and obligations of the Issuing and Paying Agent, its directors, officers and employees shall be determined by the express provisions of this Agreement and no implied covenants shall be read into this Agreement against any of them. Notwithstanding any other provision elsewhere contained in this Agreement, the Issuing and Paying Agent is acting solely as agent of the Bank and does not assume any obligation or relationship of trust or agency for or with any Holders. Neither the Issuing and Paying Agent nor any of its directors, officers or employees shall be required to ascertain whether any issuance or sale of Bank Notes (or any amendment or termination of this Agreement) has been duly authorized (provided that the Issuing and Paying Agent in good faith has determined that the facsimile or manual signature of the Authorized Representative or any person who has been designated by the Authorized Representative in writing to the Issuing and Paying Agent reasonably resembles the specimen signatures filed with the Issuing and Paying Agent) or is in compliance with any other agreement to which the Bank is a party (whether or not the Issuing and Paying Agent is also a party to such other agreement), and the Issuing and Paying Agent and each of its officers and employees shall be entitled to rely upon any instructions reasonably believed (in accordance with Section 3 hereof) by the Issuing and Paying Agent and its officers and employees to be given on behalf of the Bank by an Authorized Representative or by any person who has been designated by an Authorized Representative in writing to the Issuing and Paying Agent as a person authorized to give such instructions hereunder, whether or not in fact given by the Authorized Representative or such designated person.

    The Issuing and Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys. The Issuing and Paying Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

    Indemnification, Risk of Funds. The Bank shall indemnify and hold harmless the Issuing and Paying Agent, its directors, officers, employees and agents from and against all actions, claims, losses, damages, liabilities, losses and expenses (including reasonable legal fees and expenses) relating to or arising out of their actions or inactions taken or omitted to be taken by the Issuing and Paying Agent in good faith in connection with its performance under this Agreement including, but not limited to, any actions taken or omitted upon instructions by the Bank (in accordance with Section 3) or the issuance, delivery, payment or non-payment of any Bank Note or interest thereon, or other receipt or other funds for the payment of the Bank Notes or interest or premium thereon; provided, however, that the Issuing and Paying Agent shall be liable for any liabilities, losses, claims, damages, costs and expenses (including reasonable legal fees and expenses) caused by the negligence, bad faith or willful misconduct of its directors, officers, employees or agents. This indemnity shall survive the resignation or removal of the Issuing and Paying Agent and the termination of this Agreement.

    No provision of this Agreement shall require the Issuing and Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

    Compensation of the Issuing and Paying Agent. The Bank agrees to pay the compensation of the Issuing and Paying Agent, at such rates as shall be mutually agreed upon in writing between the Bank and the Issuing and Paying Agent from time to time. The Bank shall reimburse upon demand the Issuing and Paying Agent for all reasonable out-of-pocket expenses (including reasonable legal fees and expenses), disbursements and advances incurred or made by the Issuing and Paying Agent with respect to the Bank in accordance with any provisions of this Agreement, except any such expense, disbursement or advance proven to be attributable to the breach of this Agreement or the negligence, bad faith or willful misconduct of the Issuing and Paying Agent, upon receipt of such invoices as the Bank may reasonably require. The provisions of this Section 20 shall survive the resignation or removal of the Issuing and Paying Agent and the termination of this Agreement.
    Notices.
      All communications by or on behalf of the Bank relating to the issuance, transfer, exchange or payment of Bank Notes or interest thereon shall be directed to the offices of the Issuing and Paying Agent located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Telecopy: (312) 407-1708, Attention: Corporate Trust Administration, or to such other offices as the Issuing and Paying Agent shall specify in writing to the Bank. The Bank will send all Global Bank Notes to be completed and delivered by the Issuing and Paying Agent to such offices or such other offices as the Issuing and Paying Agent shall specify in writing to the Bank.
      All other notices and communications hereunder shall be in writing and shall be addressed as follows:
        if to the Bank:

        Union Planters Bank, National Association

        7130 Goodlett Farms Parkway

        Memphis, Tennessee 38018

        Attention: E. James House, Jr., Secretary

        Telecopy: (901) 580-2939

        if to the Issuing and Paying Agent:

    The First National Bank of Chicago

    1 First National Plaza, Suite 0126

    Chicago, Illinois 60670-0126

    Attention: Corporate Trust Administration

    Telecopy: (312) 407-1708

    Resignation or Removal of Issuing Paying Agent and Appointment of Successor Issuing and Paying Agent; Merger, Conversion and Consolidation. The Bank agrees, for the benefit of the Holders from time to time of the Bank Notes, that there shall at all times be an Issuing and Paying Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 and subject to supervision and examination by federal or state authority, until all the Global Bank Notes authenticated and delivered hereunder (A) shall have been delivered to the Issuing and Paying Agent for cancellation or (B) shall have become due and payable and funds sufficient to pay the principal of, premium, if any, and interest on, the Global Bank Notes shall have been made available for payment and either paid or returned to the Bank, whichever event occurs earlier. The foregoing capital and surplus requirements shall not be applicable if the Bank or an affiliate of the Bank is appointed as successor Issuing and Paying Agent.

    The Issuing and Paying Agent may resign at any time as such agent upon written notice to the Bank of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be not less than 90 calendar days after the giving of such notice by the Issuing and Paying Agent to the Bank. The Issuing and Paying Agent may be removed at any time as such agent by the filing with it of an instrument in writing signed by duly authorized officers of the Bank and specifying such removal and the date, which shall be at least 30 calendar days following receipt of such written notice, upon which it is intended to become effective. Any such resignation or removal shall take effect on the date of the appointment by the Bank of a successor issuing and paying agent and the acceptance of such appointment by such successor issuing and paying agent that qualifies as such under the first paragraph of this Section. In the event of the resignation or removal of the Issuing and Paying Agent, if a successor issuing and paying agent has not been appointed by the Bank within 90 calendar days after the giving of notice of resignation or within 30 calendar days after receipt of notice of removal, the Issuing and Paying Agent may, at the expense of the Bank, petition any court of competent jurisdiction for appointment of a successor Issuing and Paying Agent. Upon any such resignation or removal, the Issuing and Paying Agent shall transfer to the successor Issuing and Paying Agent (or, if none shall have been appointed, to the Bank) all monies held by the Issuing and Paying Agent on behalf of the Bank in respect of any Global Bank Notes, any unissued Global Bank Notes and all books and records or copies thereof related to Global Bank Notes maintained by the Issuing and Paying Agent, including copies of the Bank Note Registers. Any resignation or removal hereunder shall not affect the Issuing and Paying Agent's rights to the payment of fees earned or charges incurred through the effective date of such resignation or removal.

    Any corporation or bank into which the Issuing and Paying Agent hereunder may be merged or converted, or any corporation or bank with which the Issuing and Paying Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Issuing and Paying Agent shall be a party, or any corporation or bank to which the Issuing and Paying Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Issuing and Paying Agent, provided that it shall be qualified under the first paragraph of this Section, shall be the successor Issuing and Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

    Benefit of Agreement. This Agreement is solely for the benefit of the parties hereto, Holders of Global Bank Notes, and their successors and assigns, and nothing herein, either express or implied, shall give to any other persons any benefits or any legal or equitable right, remedy or claim under or by virtue of this Agreement. No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all the parties hereto.
    Bank Notes Held by the Issuing and Paying Agent. The Issuing and Paying Agent, its officers, employees and shareholders, may become the owners or acquire any interest in any Bank Notes, with the same rights that it would have if it were not acting as an issuing and paying agent hereunder, and may engage or be interested in any financial or other transaction with the Bank as freely as if it were not acting as an issuing and paying agent hereunder.
    Amendment. This Agreement shall not be amended by any party hereto except in writing executed by the duly authorized officers of all parties.
    Governing Law. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State, without regard to conflicts of laws principles.
    Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

UNION PLANTERS BANK, NATIONAL ASSOCIATION

By: /s/ E. James House, Jr.

Name:

Title: Secretary and Cashier

THE FIRST NATIONAL BANK OF CHICAGO

as Issuing and Paying Agent

By: /s/ Mary R. Fonti

Name: Mary R. Fonti

Title: Assistant Vice President

Exhibit A-1
Form of Fixed Rate Global Senior Bank Note

THIS SENIOR NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, UNION PLANTERS CORPORATION OR ANY OF ITS AFFILIATES OTHER THAN THE BANK. THIS SENIOR NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS SENIOR NOTE RANK PARI PASSU WITH ALL OTHER SENIOR UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(d)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE ENTITLED TO ANY PRIORITIES OR PREFERENCES. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS SENIOR NOTE WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS SENIOR NOTE COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS SENIOR NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SENIOR NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SENIOR NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SENIOR NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SENIOR NOTE AT ALL TIMES.

No. FXR-

CUSIP NO.: REGISTERED

UNION PLANTERS BANK, NATIONAL ASSOCIATION

GLOBAL SENIOR BANK NOTE

(Fixed Rate)

ORIGINAL ISSUE DATE: PRINCIPAL AMOUNT:

INTEREST RATE: _____% MATURITY DATE:

INTEREST PAYMENT DATE(S): REGULAR RECORD DATES (FOR

□ At Maturity only NOTES WITH MATURITIES OF

□ May 15 and November 15 MORE THAN ONE YEAR)

□ Other: (if other than May 1

or November 1, prior to each

INITIAL REDEMPTION Interest Payment Date):

DATE:

INITIAL REDEMPTION

PERCENTAGE:

ANNUAL REDEMPTION HOLDER'S OPTIONAL

PERCENTAGE REDUCTION: REPAYMENT DATE(S):

DAY COUNT CONVENTION

[ ] 30/360 FOR THE PERIOD FROM TO .

[ ] ACTUAL/360 FOR THE PERIOD FROM TO .

[ ] ACTUAL/ACTUAL FOR THE PERIOD FROM TO .

ADDENDUM ATTACHED: ORIGINAL ISSUE DISCOUNT:

[ ] Yes [ ] Yes

[ ] No [ ] No

Total Amount of OID:

DEFAULT RATE: ______% Yield to Maturity:

Initial Accrual Period:

OTHER PROVISIONS:

Union Planters Bank, National Association (the "Bank"), a national banking association chartered under the laws of the United States, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ____________________________________ ________________________ United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date on which interest on this Senior Note (or any predecessor Senior Note) has been paid or duly provided for, semi-annually on May 15 and November 15 of each year (unless otherwise specified on the face hereof) (each, an "Interest Payment Date") and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Senior Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Senior Note (or any predecessor Senior Note) is registered at the close of business on the Regular Record Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)), as the case may be, next preceding the applicable Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and may either be paid to the person in whose name this Senior Note (or any predecessor Senior Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Senior Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

Payment of principal of, premium, if any, and interest on, this Senior Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent," which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Senior Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York or in the city in which the Bank is headquartered (the "Place of Payment"), where this Senior Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Senior Note may be served. The Bank has initially appointed The First National Bank of Chicago as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, and at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

Payment of principal of, premium, if any, and interest on, this Senior Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Senior Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Senior Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Senior Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

Reference herein to "this Senior Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Bank has caused this Senior Note to be duly executed.

UNION PLANTERS BANK, NATIONAL ASSOCIATION

By:_______________________________

Authorized Signatory

Dated:

ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes referred to in the Issuing and Paying Agency Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,

as Issuing and Paying Agent

By:_______________________________
Authorized Signatory

[Reverse]

This Senior Note is one of a duly authorized issue of Senior Bank Notes of the Bank due from 30 days to 30 years from date of issue (the "Senior Notes").

Payments of interest hereon will include interest accrued from and including the date of issue to but excluding the relevant Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. Unless otherwise specified on the face hereof, interest on Senior Notes with maturities of greater than one year will be computed on the basis of a 360-day year of twelve 30-day months. Unless otherwise specified on the face hereof, interest on Senior Notes with maturities of one year or less will be computed on the basis of the actual number of days in the year divided by 360 and will be payable only at maturity to the person to whom principal shall be payable.

Any provision contained herein with respect to the calculation of the rate of interest applicable to this Senior Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Senior Note falls on a day that is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Senior Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. "Business Day" means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in The City of New York or in the city in which the Bank is headquartered is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

This Senior Note will not be subject to any sinking fund. If so provided on the face of this Senior Note, this Senior Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Senior Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Senior Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Senior Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Senior Notes at any time outstanding are to be redeemed, the terms of the Senior Notes to be so redeemed shall be selected by the Bank. If less than all the Senior Notes with identical terms at any time outstanding are to be redeemed, the Senior Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Senior Note in part only, a new Senior Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Senior Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

This Senior Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Senior Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Senior Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Senior Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Senior Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, or at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration, or at such other address which the Bank shall from time to time notify the holders of the Senior Notes, not more than 60 nor less than 30 calendar days prior to such Holder's Optional Repayment Date. In the event of repayment of this Senior Note in part only, a new Senior Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

If this Senior Note is an Original Issue Discount Note and if an Event of Default with respect to this Senior Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Senior Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on, this Senior Note shall terminate.

In case any Senior Note shall at any time become mutilated, destroyed, lost or stolen, and such Senior Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Senior Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Senior Note or in lieu of the Senior Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Senior Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Senior Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Senior Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Senior Note. If any Senior Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Senior Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Senior Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Senior Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The occurrence of any of the following events shall constitute an "Event of Default" with respect to this Senior Note: (i) default in the payment of any interest with respect to any of the Senior Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on, any of the Senior Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Senior Note may declare the principal amount of, accrued interest and premium, if any, on, this Senior Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Senior Note may be waived by the holder hereof.

The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Senior Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Senior Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Senior Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Senior Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Senior Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Senior Note and may be liquidated and dissolved.

Any action by the holder of this Senior Note shall bind all future holders of this Senior Note, and of any Senior Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York, herein referred to as the "Senior Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Senior Notes and of transfers of the Senior Notes (in such capacity, the "Senior Notes Registrar").

The transfer of this Senior Note is registrable in the Senior Note Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Senior Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Senior Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

The Notes are issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Senior Note is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Senior Note at all times.

No service charge shall be made to a holder of this Senior Note for any transfer or exchange of this Senior Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Senior Note are exchangeable for definitive Senior Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Senior Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Senior Note. Any Senior Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Senior Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such definitive Senior Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

Prior to due presentment of this Senior Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Bank under this Senior Note shall be in writing and addressed to the Bank, Union Planters Bank, National Association, 7130 Goodlett Farms Parkway, Memphis, Tennessee 38018, Attention: E. James House, Jr., Secretary, or to such other address of the Bank as the Bank may notify the holders of the Senior Notes.

This Senior Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Senior Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

________________________________________

(State)

Additional abbreviations may also be used

though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Senior Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this

assignment must correspond with

the name as written upon the face

of the within Senior Note in every particular, without alteration or enlargement or any change whatsoever.

___________________________
Signature Guarantee

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Senior Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

.

(Please print or typewrite name and address of the undersigned)

For this Senior Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, or at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration, or at such other place or places of which the Bank shall from time to time notify the holders of the Senior Notes, not more than 60 days nor less than 30 days prior notice to the date of repayment, with this "Option to Elect Repayment" form duly completed.

If less than the entire principal amount of this Senior Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Senior Notes to be issued to the holder for the portion of this Senior Note not being repaid (in the absence of any such specification, one such Senior Note will be issued for the portion not being repaid):

$

NOTICE: The signature on this

Dated: "Option to Elect Repayment" form

must correspond with the name as

written upon the face of the within Senior

Note in every particular, without alteration

or enlargement or any change whatsoever.

_____________________________

Signature Guarantee

Exhibit A-2
Form of Floating Rate Global Senior Bank Note

THIS SENIOR NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, UNION PLANTERS CORPORATION OR ANY OF ITS AFFILIATES OTHER THAN THE BANK. THIS SENIOR NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS SENIOR NOTE RANK PARI PASSU WITH ALL OTHER SENIOR UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(d)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE ENTITLED TO ANY PRIORITIES OR PREFERENCES. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS SENIOR NOTE WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS SENIOR NOTE COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS SENIOR NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SENIOR NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SENIOR NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SENIOR NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SENIOR NOTE AT ALL TIMES.

No. FLR- REGISTERED

CUSIP NO.:

UNION PLANTERS BANK, NATIONAL ASSOCIATION

GLOBAL SENIOR BANK NOTE
(Floating Rate)

ORIGINAL ISSUE DATE: PRINCIPAL AMOUNT:

INITIAL INTEREST RATE: % MATURITY DATE:

INTEREST RATE INDEX MATURITY:
BASIS OR BASES:

IF LIBOR: REGULAR RECORD

[ ] Libor Telerate DATES (if other than the 15th day

[ ] Libor Reuters prior to each Interest Payment

Date):

IF CMT:

[ ] Telerate Page 7051

[ ] Telerate Page 7052

[ ] Weekly Average

[ ] Monthly Average

INDEX CURRENCY:
SPREAD (PLUS OR MINUS) AND/OR SPREAD MULTIPLIER:	MINIMUM INTEREST RATE:
MAXIMUM INTEREST RATE:	INTEREST PAYMENT PERIOD:
INTEREST PAYMENT DATES:	INTEREST RESET PERIOD:
INITIAL INTEREST RESET DATE:	CALCULATION AGENT:
INTEREST RESET DATES:	ANNUAL REDEMPTION PERCENTAGE REDUCTION:
INITIAL REDEMPTION DATE:	HOLDER'S OPTIONAL REPAYMENT DATE(S):
INITIAL REDEMPTION PERCENTAGE:	DAY COUNT CONVENTION [ ] 30/360 for the period from ________ to ________. [ ] Actual /360 for the period from ________ to ________. [ ] Actual/Actual for the period from ________ to ________.

ADDENDUM ATTACHED: [ ] Yes [ ] No	ORIGINAL ISSUE DISCOUNT [ ] Yes [ ] No Total Amount of OID: Yield to Maturity Initial Accrual Period:

OTHER PROVISIONS:	DEFAULT RATE: ________%

Union Planters Bank, National Association (the "Bank"), a national banking association chartered under the laws of the United States, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________ United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest on this Senior Note (or any predecessor Senior Note) has been paid or duly provided for (each, an "Interest Payment Date"), on the Interest Payment Dates specified above and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Senior Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Senior Note (or any predecessor Senior Note) is registered at the close of business on the Regular Record Date, which shall be the 15th calendar day (whether or not a Business Day (as defined below)) prior to such Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date and may either be paid to the person in whose name this Senior Note (or any predecessor Senior Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Senior Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

Payment of principal of, premium, if any, and interest on, this Senior Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent," which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Senior Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York or the city in which the Bank is headquartered (the "Place of Payment"), where this Senior Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Senior Note may be served. The Bank has initially appointed The First National Bank of Chicago as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, and at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement, and appoint a successor Issuing and Paying Agent.

Payment of principal of, premium, if any, and interest on, this Senior Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Senior Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Senior Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Senior Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

Reference herein to "this Senior Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Bank has caused this Senior Note to be duly executed.

UNION PLANTERS BANK, NATIONAL ASSOCIATION

By:

Authorized Signatory

Dated:

ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes referred to in the Issuing and Paying Agency Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,

as Issuing and Paying Agent

By:

Authorized Signatory

[Reverse]

This Senior Note is one of a duly authorized issue of Senior Bank Notes of the Bank due from 30 days to 30 years from date of issue (the "Senior Notes").

If any Interest Payment Date (other than an Interest Payment Date at the Maturity Date or date of earlier redemption or repayment of this Senior Note) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis is LIBOR, as indicated on the face hereof, and such next Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown on the face hereof. If the Maturity Date or date of earlier redemption or repayment of this Senior Note falls on a day that is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Senior Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be.

This Senior Note will not be subject to any sinking fund. If so provided on the face of this Senior Note, this Senior Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Senior Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Senior Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Senior Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Senior Notes at any time outstanding are to be redeemed, the terms of the Senior Notes to be so redeemed shall be selected by the Bank. If less than all the Senior Notes with identical terms at any time outstanding are to be redeemed, the Senior Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Senior Note in part only, a new Senior Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Senior Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

This Senior Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Senior Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Senior Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Senior Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Senior Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, or at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration, or at such other address which the Bank shall from time to time notify the holders of the Senior Notes, not more than 60 nor less than 30 calendar days prior to such Holder's Optional Repayment Date. In the event of repayment of this Senior Note in part only, a new Senior Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

Except as otherwise described in an Addendum hereto, this Senior Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Senior Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

Notwithstanding the foregoing, if this Senior Note is designated on the face hereof as having an Addendum attached, this Senior Note shall bear interest in accordance with the terms described in such Addendum.

Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the next preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

Unless otherwise specified on the face hereof, interest payable on this Senior Note on any Interest Payment Date shall be the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified on the face hereof, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be.

Unless otherwise specified on the face hereof, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such day shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified on the face hereof is "30/360" for the period specified thereunder, or by dividing the interest rate applicable to such day by 360 if the Day Count Convention specified on the face hereof is "Actual/360" for the period specified thereunder or by the actual number of days in the year if the Day Count Convention specified on the face hereof is "Actual/Actual" for the period specified thereunder. If interest on this Senior Note is to be calculated with reference to two or more Interest Rate Bases as specified on the face hereof, the interest factor will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

Unless otherwise specified on the face hereof, the "Interest Determination Date" with respect to the CD Rate, CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, the J.J. Kenny Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided further that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Senior Note is determined with reference to two or more Interest Rate Bases as specified on the face hereof, the Interest Determination Date pertaining to this Senior Note will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined on such date, and the applicable interest rate shall take effect on the Interest Reset Date.

Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. All calculations on this Senior Note shall be made by the Calculation Agent specified on the face hereof or such successor thereto as is duly appointed by the Bank.

All percentages resulting from any calculation on this Senior Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655) and 9.876544% (or 0.09876544) would be rounded to 9.87654% (or 0.0987654)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

As used herein, "Business Day" means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in The City of New York or in the city in which the Bank is headquartered is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if an Interest Rate Basis shown on the face hereof is LIBOR, is also a London Business Day.

As used herein, unless otherwise specified on the face hereof, "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Unless as otherwise provided herein, the rate of interest on this Senior Note for each Interest Reset Date shall be the rate determined in accordance with the provisions set forth under the applicable heading below corresponding to the Interest Rate Basis specified on the face hereof:

Determination of CD Rate. If an Interest Rate Basis for this Senior Note is the CD Rate, as indicated on the face hereof, the CD Rate shall be determined as of the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as hereinafter defined) under the heading "CDs (secondary market)" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified on the face hereof as published in H.15 Daily Update (as hereinafter defined), or such other recognized electronic source used for the purpose of displaying such rate, under the caption "CDs (secondary market)." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

"H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System.

"H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

Determination of CMT Rate. If an Interest Rate Basis for this Senior Note is the CMT Rate, as indicated on the face hereof, the CMT Rate shall be determined as of the applicable Interest Determination Date (a "CMT Interest Determination Date") as the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7051, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof, for the week or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Rate Interest Determination Date falls. If such rate is no longer displayed on the relevant page or is not so displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not so provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer") selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers so selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

"Designated CMT Telerate Page" means the display on Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519) or, if no such page is specified on the face hereof, page 7052.

"Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated or, if no such maturity is specified on the face hereof, two years.

Determination of Commercial Paper Rate. If an Interest Rate Basis for this Senior Note is the Commercial Paper Rate, as indicated on the face hereof, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as the Money Market Yield (as hereinafter defined) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper-Nonfinancial" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Commercial Paper-Nonfinancial." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

"Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield = (D X 360/360-(D X M)) X 100

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

Determination of Eleventh District Cost of Funds Rate. If an Interest Rate Basis for this Senior Note is the Eleventh District Cost of Funds Rate, as indicated on the face hereof, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date") as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls as set forth under the caption "11th District" on the display on Bridge Telerate, Inc. (or any successor service) on page 7058 ("Telerate Page 7058") as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date. If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

Determination of Federal Funds Rate. If an Interest Rate Basis for this Senior Note is the Federal Funds Rate, as indicated on the face hereof, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date") as the rate on such date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)", as such rate is displayed on Bridge Telerate, Inc. (or any successor service) on page 120 ("Telerate Page 120"), or, if such rate does not appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Federal Funds (Effective)." If such rate does not appear on Telerate Page 120 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

Determination of J.J. Kenny Rate. If an Interest Rate Basis for this Senior Note is the J.J. Kenny Rate, as indicated on the face hereof, the J.J. Kenny Rate shall be determined as of the applicable Interest Determination Date (a "J.J. Kenny Rate Interest Determination Date") as the rate in the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index shall be based upon 30-day yield evaluations at par of bonds, the interest of which is exempt from federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny at its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (A) variable on a weekly basis, (B) exempt from federal income taxation under the Code, and (C) not subject to a minimum tax or similar tax under the Code unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any J.J. Kenny Rate Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected.

Determination of LIBOR. If an Interest Rate Basis for this Senior Note is LIBOR, as indicated on the face hereof, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions:

(i) With respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to LIBOR (a "LIBOR Interest Determination Date"), LIBOR will be either: (a) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date; or (b) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

(ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

"Designated LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such currency is specified on the face hereof, United States dollars.

"Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency.

"Principal Financial Center" means the capital city of the country to which the Designated LIBOR Currency relates except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, London, Johannesburg and Zurich, respectively.

Determination of Prime Rate. If an Interest Rate Basis for this Senior Note is the Prime Rate, as indicated on the face hereof, the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on such date as such rate is published in H.15(519) under the caption "Bank Prime Loan" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Bank Prime Loan." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as hereinafter defined) as such bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date. If fewer than four such rates so appear on the Reuters Screen US PRIME 1 Page for such Prime Rate Interest Determination Date, then the Prime Rate shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; provided, however, that if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

"Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or such other page as may replace the US PRIME 1 page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of Treasury Rate. If an Interest Rate Basis for this Senior Note is the Treasury Rate, as specified on the face hereof, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate from the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "AVGE INVEST YIELD" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 ("Telerate Page 56") or page 57 ("Telerate Page 57") or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate of such Treasury Bills (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the Auction of Treasury Bills having the Index Maturity specified on the face hereof are not so published by 3:00 P.M., New York City time, on the related Calculation Date, or if no such Auction is held, then the Treasury Rate will be the rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, then the Treasury Rate will be calculated by the Calculation Agent and will be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

Any provision contained herein, including the determination of an Interest Rate Basis, the specification of an Interest Rate Basis, calculation of the interest rate applicable to this Senior Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Senior Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. Unless otherwise specified on the face hereof, The First National Bank of Chicago will be the Calculation Agent.

At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

If this Senior Note is an Original Issue Discount Note and if an Event of Default with respect to this Senior Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Senior Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on, this Senior Note shall terminate.

In case any Senior Note shall at any time become mutilated, destroyed, lost or stolen, and such Senior Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Senior Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Senior Note or in lieu of the Senior Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Senior Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Senior Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Senior Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Senior Note. If any Senior Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Senior Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Senior Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Senior Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The occurrence of any of the following events shall constitute an "Event of Default" with respect to this Senior Note: (i) default in the payment of any interest with respect to any of the Senior Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on, any of the Senior Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Senior Note may declare the principal amount of, accrued interest and premium, if any, on, this Senior Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Senior Note may be waived by the holder hereof.

The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Senior Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Senior Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Senior Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Senior Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Senior Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Senior Note and may be liquidated and dissolved.

Any action by the holder of this Senior Note shall bind all future holders of this Senior Note, and of any Senior Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York, herein referred to as the "Senior Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Senior Notes and of transfers of the Senior Notes (in such capacity, the "Senior Notes Registrar").

The transfer of this Senior Note is registrable in the Senior Note Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Senior Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Senior Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

The Notes are issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Senior Note is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Senior Note at all times.

No service charge shall be made to a holder of this Senior Note for any transfer or exchange of this Senior Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Senior Note are exchangeable for definitive Senior Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Senior Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Senior Note. Any Senior Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Senior Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such definitive Senior Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

Prior to due presentment of this Senior Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Bank under this Senior Note shall be in writing and addressed to the Bank, Union Planters Bank, National Association, 7130 Goodlett Farms Parkway, Memphis, Tennessee 38018, Attention: E. James House, Jr., Secretary, or to such other address of the Bank as the Bank may notify the holders of the Senior Notes.

This Senior Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Senior Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -_________ Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used

though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Senior Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this

assignment must correspond with

the name as written upon the face

of the within Senior Note in every particular, without alteration or enlargement or any change whatsoever.

___________________________
Signature Guarantee

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Senior Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

.

(Please print or typewrite name and address of the undersigned)

For this Senior Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, or at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration, or at such other place or places of which the Bank shall from time to time notify the holders of the Senior Notes, not more than 60 days nor less than 30 days prior notice to the date of repayment, with this "Option to Elect Repayment" form duly completed.

If less than the entire principal amount of this Senior Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Senior Notes to be issued to the holder for the portion of this Senior Note not being repaid (in the absence of any such specification, one such Senior Note will be issued for the portion not being repaid):

$

NOTICE: The signature on this

Dated: "Option to Elect Repayment" form

must correspond with the name as

written upon the face of the within Senior

Note in every particular, without alteration

or enlargement or any change whatsoever.

_____________________________

Signature Guarantee

Exhibit A-3
Form of Fixed Rate Global Subordinated Bank Note

THIS SUBORDINATED NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, UNION PLANTERS CORPORATION OR ANY OF ITS AFFILIATES OTHER THAN THE BANK. THIS SUBORDINATED NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY. THIS SUBORDINATED NOTE IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED.

UNLESS THIS SUBORDINATED NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUBORDINATED NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SUBORDINATED NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SUBORDINATED NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SUBORDINATED NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SUBORDINATED NOTE AT ALL TIMES.

No. FXR-

CUSIP NO.: REGISTERED

UNION PLANTERS BANK, NATIONAL ASSOCIATION

GLOBAL SUBORDINATED BANK NOTE

(Fixed Rate)

ORIGINAL ISSUE DATE: PRINCIPAL AMOUNT:

INTEREST RATE: _____% MATURITY DATE:

INTEREST PAYMENT DATE(S): REGULAR RECORD DATES

□ At Maturity only (if other than May 1 or

□ May 15 and November 15 November 1, prior to each

□ Other: Interest Payment Date):

INITIAL REDEMPTION

DATE:

INITIAL REDEMPTION

PERCENTAGE:

ANNUAL REDEMPTION HOLDER'S OPTIONAL

PERCENTAGE REDUCTION: REPAYMENT DATE(S):

DAY COUNT CONVENTION

[ ] 30/360 FOR THE PERIOD FROM TO .

[ ] ACTUAL/360 FOR THE PERIOD FROM TO .

[ ] ACTUAL/ACTUAL FOR THE PERIOD FROM TO .

ADDENDUM ATTACHED: ORIGINAL ISSUE DISCOUNT:

[ ] Yes [ ] Yes

[ ] No [ ] No

Total Amount of OID:

DEFAULT RATE: ______% Yield to Maturity:

Initial Accrual Period:

OTHER PROVISIONS:

Union Planters Bank, National Association (the "Bank"), a national banking association chartered under the laws of the United States, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ____________________________________ ________________________ United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date on which interest on this Subordinated Note (or any predecessor Subordinated Note) has been paid or duly provided for, semi-annually on May 15 and November 15 of each year (unless otherwise specified on the face hereof) (each, an "Interest Payment Date") and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Subordinated Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Subordinated Note (or any predecessor Subordinated Note) is registered at the close of business on the Regular Record Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)), as the case may be, next preceding the applicable Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and may either be paid to the person in whose name this Subordinated Note (or any predecessor Subordinated Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Subordinated Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

Payment of principal of, premium, if any, and interest on, this Subordinated Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent," which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Subordinated Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York or in the city in which the Bank is headquartered (the "Place of Payment"), where this Subordinated Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Subordinated Note may be served. The Bank has initially appointed The First National Bank of Chicago as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, and at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

Payment of principal of, premium, if any, and interest on, this Subordinated Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Subordinated Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Subordinated Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Subordinated Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

Reference herein to "this Subordinated Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Subordinated Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Bank has caused this Subordinated Note to be duly executed.

UNION PLANTERS BANK, NATIONAL ASSOCIATION

By:_______________________________

Authorized Signatory

Dated:

ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Notes referred to in the Issuing and Paying Agency Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,

as Issuing and Paying Agent

By:_______________________________
Authorized Signatory

[Reverse]

This Subordinated Note is one of a duly authorized issue of Subordinated Bank Notes of the Bank due from five years to 30 years from date of issue (the "Subordinated Notes").

Payments of interest hereon will include interest accrued from and including the date of issue to but excluding the relevant Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. Unless otherwise specified on the face hereof, interest on this Subordinated Note will be computed on the basis of a 360-day year of twelve 30-day months.

Any provision contained herein with respect to the calculation of the rate of interest applicable to this Subordinated Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Subordinated Note falls on a day that is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Subordinated Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. "Business Day" means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in The City of New York or in the city in which the Bank is headquartered is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

The indebtedness of the Bank evidenced by this Subordinated Note, including principal, premium, if any, and interest, shall be subordinate and junior in right of payment to the Bank's obligations to its depositors, its obligations under bankers' acceptances, letters of credit and Senior Notes, and its obligations to all of its other general creditors, including any obligations to any Federal Reserve Bank and the FDIC, and to any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC, pursuant to the provisions of 12 U.S.C. Section 1823(c) or (d), in each case whether now outstanding or hereafter incurred, other than obligations (i) to holders of debt obligations that by their express terms rank on a parity with or junior to the Subordinated Notes or (ii) arising out of claims of the FDIC pursuant to the provisions of 12 U.S.C. 1815(e) (relating to liability incurred in connection with commonly controlled depository institutions). In the event of any insolvency proceeding, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Bank, whether voluntary or involuntary, all such obligations (except obligations that rank on a parity with or junior to this Subordinated Note) shall be entitled to be paid in full before any payment shall be made on account of the principal of, premium, if any, or interest on, this Subordinated Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the holder of this Subordinated Note, together with the holders of any obligations of the Bank ranking on a parity with this Subordinated Note, shall be entitled to be paid from the remaining assets of the Bank the unpaid principal of, premium, if any, and interest on, this Subordinated Note or such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Subordinated Note. Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of, premium, if any, and any interest on, this Subordinated Note in accordance with its terms.

This Subordinated Note will not be subject to any sinking fund. If so provided on the face of this Subordinated Note, this Subordinated Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Subordinated Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Subordinated Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Subordinated Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Subordinated Notes at any time outstanding are to be redeemed, the terms of the Subordinated Notes to be so redeemed shall be selected by the Bank. If less than all the Subordinated Notes with identical terms at any time outstanding are to be redeemed, the Subordinated Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Subordinated Note in part only, a new Subordinated Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Subordinated Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

Notwithstanding the foregoing, unless otherwise provided under "Other Provisions" on the face hereof, the Bank may not redeem, in whole or in part, this Subordinated Note prior to its Maturity Date unless it has obtained the prior written approval of the Office of the Comptroller of the Currency of the United States (the "Comptroller"); provided, however, that if this Subordinated Note is redeemable at the option of the Bank prior to its Maturity Date, this Subordinated Note may be so redeemed without the prior approval of the Comptroller if the Bank would remain an "eligible bank," as defined in 12 C.F.R. Section 5.3(g) (or any successor regulatory provision), after such redemption, unless the Comptroller has notified the Bank that such prior approval is required or that such prior approval is otherwise required by law.

This Subordinated Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s) (which in no event will be earlier than five years after the Original Issue Date), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Subordinated Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Subordinated Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Subordinated Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Subordinated Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, or at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration, or at such other address which the Bank shall from time to time notify the holders of the Subordinated Notes, not more than 60 nor less than 30 calendar days prior to such Holder's Optional Repayment Date. In the event of repayment of this Subordinated Note in part only, a new Subordinated Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

Notwithstanding the foregoing, unless otherwise provided under "Other Provisions" on the face hereof, this Subordinated Note may not be repaid, in whole or in part, prior to its Maturity Date pursuant to the terms hereof without the prior written approval of the Comptroller; provided, however, that if this Subordinated Note is repayable at the option of the holder thereof prior to its Maturity Date, this Subordinated Note may be so repaid without the prior approval of the Comptroller if the Bank would remain an "eligible bank," as defined in 12 C.F.R. Section 5.3(g) (or any successor regulatory provision), after such repayment, unless the Comptroller has notified the Bank that such prior approval is required or that such prior approval is otherwise required by law. In addition, unless otherwise specified on the face hereof, this Subordinated Note will not specify a Holder's Optional Repayment Date that is less than five years from the date of issue of this Subordinated Note.

If this Subordinated Note is an Original Issue Discount Note and if an Event of Default with respect to this Subordinated Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Subordinated Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on, this Subordinated Note shall terminate.

In case any Subordinated Note shall at any time become mutilated, destroyed, lost or stolen, and such Subordinated Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Subordinated Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Subordinated Note or in lieu of the Subordinated Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Subordinated Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Subordinated Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Subordinated Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Subordinated Note. If any Subordinated Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Subordinated Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Subordinated Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Subordinated Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

An "Event of Default" with respect to this Subordinated Note will occur if the Bank shall consent to, or a court or other governmental agency shall enter a decree or order for, the appointment of a receiver or other similar official in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of its property and, in the case of a decree or order, such decree or order shall have remained in force for a period of 60 consecutive days. If an Event of Default shall occur and be continuing, the holder of this Subordinated Note may declare the principal amount of, accrued interest and premium, if any, on, this Subordinated Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Subordinated Note may be waived by the holder hereof. There is no right of acceleration in the case of a default in the payment of principal of, premium, if any, or interest on, this Subordinated Note or in the performance of any other obligation of the Bank under this Subordinated Note or under any other security issued by the Bank. Notwithstanding the above, no prepayment hereunder, including a prepayment pursuant to an acceleration following an Event of Default, shall be made without the prior approval of the Comptroller unless the Bank remains an eligible bank, as defined in 12 C.F.R. Section 5.3(g) (or any successor regulatory provision) after the prepayment.

The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Subordinated Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Subordinated Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Subordinated Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Subordinated Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Subordinated Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Subordinated Note and may be liquidated and dissolved.

Notwithstanding any other provision of this Subordinated Note, including specifically the provisions set forth herein relating to subordination, events of default and covenants of the Bank, it is expressly understood and agreed that the Comptroller or any receiver or conservator of the Bank appointed by the Comptroller shall have the right in the performance of his legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Subordinated Note to any national banking association, state bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal of, premium, if any, and interest on, this Subordinated Note and the due and punctual performance of all covenants and conditions hereof; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption pursuant to the provisions of this Subordinated Note, and shall serve to return the holder hereof to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the holder of this Subordinated Note, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with interest from its original due date at the rate provided for herein.

Any action by the holder of this Subordinated Note shall bind all future holders of this Subordinated Note, and of any Subordinated Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York, herein referred to as the "Subordinated Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Subordinated Notes and of transfers of the Subordinated Notes (in such capacity, the "Subordinated Notes Registrar").

The transfer of this Subordinated Note is registrable in the Subordinated Note Register, upon surrender of this Subordinated Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Subordinated Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Subordinated Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

In the event of the failure by the Bank to make payment of principal of, premium, if any, or interest on this Subordinated Note (and, in the case of payment of interest, such failure to pay shall have continued for two Business Days), the Bank will, upon demand of the holder of this Subordinated Note, pay to the holder of this Subordinated Note the whole amount then due and payable on this Subordinated Note for principal, premium, if any, and interest, with interest on the overdue principal of, premium, if any, and interest on, this Subordinated Note to the extent provided for herein. If the Bank fails to pay such amount upon such demand, the holder of this Subordinated Note may, among other things, institute a judicial proceeding for the collection of such amount.

The Notes are issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Subordinated Note is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Subordinated Note at all times.

No service charge shall be made to a holder of this Subordinated Note for any transfer or exchange of this Subordinated Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Subordinated Note are exchangeable for definitive Subordinated Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Subordinated Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Subordinated Note. Any Subordinated Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Subordinated Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such definitive Subordinated Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

Prior to due presentment of this Subordinated Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Subordinated Note is registered as the owner hereof for all purposes, whether or not this Subordinated Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Bank under this Subordinated Note shall be in writing and addressed to the Bank, Union Planters Bank, National Association, 7130 Goodlett Farms Parkway, Memphis, Tennessee 38018, Attention: E. James House, Jr., Secretary, or to such other address of the Bank as the Bank may notify the holders of the Subordinated Notes.

This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Subordinated Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

________________________________________

(State)

Additional abbreviations may also be used

though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Subordinated Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Subordinated Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this

assignment must correspond with

the name as written upon the face

of the within Subordinated Note in every particular, without alteration or enlargement or any change whatsoever.

___________________________
Signature Guarantee

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Subordinated Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

.

(Please print or typewrite name and address of the undersigned)

For this Subordinated Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, or at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration, or at such other place or places of which the Bank shall from time to time notify the holders of the Subordinated Notes, not more than 60 days nor less than 30 days prior notice to the date of repayment, with this "Option to Elect Repayment" form duly completed.

If less than the entire principal amount of this Subordinated Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Subordinated Notes to be issued to the holder for the portion of this Subordinated Note not being repaid (in the absence of any such specification, one such Subordinated Note will be issued for the portion not being repaid):

$

NOTICE: The signature on this

Dated: "Option to Elect Repayment" form

must correspond with the name as

written upon the face of the within

Subordinated Note in every particular,

without alteration or enlargement or any

change whatsoever.

_____________________________

Signature Guarantee

Exhibit A-4
Form of Floating Rate Global Subordinated Bank Note

THIS SUBORDINATED NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, UNION PLANTERS CORPORATION OR ANY OF ITS AFFILIATES OTHER THAN THE BANK. THIS SUBORDINATED NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY. THIS SUBORDINATED NOTE IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED.

UNLESS THIS SUBORDINATED NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUBORDINATED NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SUBORDINATED NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SUBORDINATED NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SUBORDINATED NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SUBORDINATED NOTE AT ALL TIMES.

No. FLR- REGISTERED

CUSIP NO.:

UNION PLANTERS BANK, NATIONAL ASSOCIATION

GLOBAL SUBORDINATED BANK NOTE
(Floating Rate)

ORIGINAL ISSUE DATE: PRINCIPAL AMOUNT:

INITIAL INTEREST RATE: % MATURITY DATE:

INTEREST RATE INDEX MATURITY:
BASIS OR BASES:

IF LIBOR: REGULAR RECORD

[ ] Libor Telerate DATES (if other than the 15th day

[ ] Libor Reuters prior to each Interest Payment

Date):

IF CMT:

[ ] Telerate Page 7051

[ ] Telerate Page 7052

[ ] Weekly Average

[ ] Monthly Average

INDEX CURRENCY:
SPREAD (PLUS OR MINUS) AND/OR SPREAD MULTIPLIER:	MINIMUM INTEREST RATE:
MAXIMUM INTEREST RATE:	INTEREST PAYMENT PERIOD:
INTEREST PAYMENT DATES:	INTEREST RESET PERIOD:
INITIAL INTEREST RESET DATE:	CALCULATION AGENT:
INTEREST RESET DATES:	ANNUAL REDEMPTION PERCENTAGE REDUCTION:
INITIAL REDEMPTION DATE:	HOLDER'S OPTIONAL REPAYMENT DATE(S):
INITIAL REDEMPTION PERCENTAGE:	DAY COUNT CONVENTION [ ] 30/360 for the period from ________ to ________. [ ] Actual /360 for the period from ________ to ________. [ ] Actual/Actual for the period from ________ to ________.

ADDENDUM ATTACHED: [ ] Yes [ ] No	ORIGINAL ISSUE DISCOUNT [ ] Yes [ ] No Total Amount of OID: Yield to Maturity Initial Accrual Period:

OTHER PROVISIONS:	DEFAULT RATE: ________%

Union Planters Bank, National Association (the "Bank"), a national banking association chartered under the laws of the United States, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________ United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest on this Subordinated Note (or any predecessor Subordinated Note) has been paid or duly provided for (each, an "Interest Payment Date"), on the Interest Payment Dates specified above and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Subordinated Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Subordinated Note (or any predecessor Subordinated Note) is registered at the close of business on the Regular Record Date, which shall be the 15th calendar day (whether or not a Business Day (as defined below)) prior to such Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date and may either be paid to the person in whose name this Subordinated Note (or any predecessor Subordinated Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Subordinated Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

Payment of principal of, premium, if any, and interest on, this Subordinated Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent," which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Subordinated Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York or the city in which the Bank is headquartered (the "Place of Payment"), where this Subordinated Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Subordinated Note may be served. The Bank has initially appointed The First National Bank of Chicago as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, and at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement, and appoint a successor Issuing and Paying Agent.

Payment of principal of, premium, if any, and interest on, this Subordinated Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Subordinated Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Subordinated Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Subordinated Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

Reference herein to "this Subordinated Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Subordinated Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Bank has caused this Subordinated Note to be duly executed.

UNION PLANTERS BANK, NATIONAL ASSOCIATION

By:

Authorized Signatory

Dated:

ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Notes referred to in the Issuing and Paying Agency Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,

as Issuing and Paying Agent

By:

Authorized Signatory

[Reverse]

This Subordinated Note is one of a duly authorized issue of Subordinated Bank Notes of the Bank due from five years to 30 years from date of issue (the "Subordinated Notes").

If any Interest Payment Date (other than an Interest Payment Date at the Maturity Date or date of earlier redemption or repayment of this Subordinated Note) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis is LIBOR, as indicated on the face hereof, and such next Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown on the face hereof. If the Maturity Date or date of earlier redemption or repayment of this Subordinated Note falls on a day that is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Subordinated Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be.

The indebtedness of the Bank evidenced by this Subordinated Note, including principal, premium, if any, and interest, shall be subordinate and junior in right of payment to the Bank's obligations to its depositors, its obligations under bankers' acceptances, letters of credit and Senior Notes, and its obligations to all of its other general creditors, including any obligations to any Federal Reserve Bank and the FDIC, and to any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC, pursuant to the provisions of 12 U.S.C. Section 1823(c) or (d), in each case whether now outstanding or hereafter incurred, other than obligations (i) to holders of debt obligations that by their express terms rank on a parity with or junior to the Subordinated Notes or (ii) arising out of claims of the FDIC pursuant to the provisions of 12 U.S.C. 1815(e) (relating to liability incurred in connection with commonly controlled depository institutions). In the event of any insolvency proceeding, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Bank, whether voluntary or involuntary, all such obligations (except obligations that rank on a parity with or junior to this Subordinated Note) shall be entitled to be paid in full before any payment shall be made on account of the principal of, premium, if any, or interest on, this Subordinated Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the holder of this Subordinated Note, together with the holders of any obligations of the Bank ranking on a parity with this Subordinated Note, shall be entitled to be paid from the remaining assets of the Bank the unpaid principal of, premium, if any, and interest on, this Subordinated Note or such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Subordinated Note. Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of, premium, if any, and any interest on, this Subordinated Note in accordance with its terms.

This Subordinated Note will not be subject to any sinking fund. If so provided on the face of this Subordinated Note, this Subordinated Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Subordinated Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Subordinated Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Subordinated Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Subordinated Notes at any time outstanding are to be redeemed, the terms of the Subordinated Notes to be so redeemed shall be selected by the Bank. If less than all the Subordinated Notes with identical terms at any time outstanding are to be redeemed, the Subordinated Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Subordinated Note in part only, a new Subordinated Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Subordinated Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

Notwithstanding the foregoing, unless otherwise provided under "Other Provisions" on the face hereof, the Bank may not redeem, in whole or in part, this Subordinated Note prior to its Maturity Date unless it has obtained the prior written approval of the Office of the Comptroller of the Currency of the United States (the "Comptroller"); provided, however, that if this Subordinated Note is redeemable at the option of the Bank prior to its Maturity Date, this Subordinated Note may be so redeemed without the prior approval of the Comptroller if the Bank would remain an "eligible bank," as defined in 12 C.F.R. Section 5.3(g) (or any successor regulatory provision), after such redemption, unless the Comptroller has notified the Bank that such prior approval is required or that such prior approval is otherwise required by law.

This Subordinated Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s) (which in no event will be earlier than five years after the Original Issue Date), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Subordinated Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Subordinated Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Subordinated Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Subordinated Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, or at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration, or at such other address which the Bank shall from time to time notify the holders of the Subordinated Notes, not more than 60 nor less than 30 calendar days prior to such Holder's Optional Repayment Date. In the event of repayment of this Subordinated Note in part only, a new Subordinated Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

Notwithstanding the foregoing, unless otherwise provided under "Other Provisions" on the face hereof, this Subordinated Note may not be repaid, in whole or in part, prior to its Maturity Date pursuant to the terms hereof without the prior written approval of the Comptroller; provided, however, that if this Subordinated Note is repayable at the option of the holder thereof prior to its Maturity Date, this Subordinated Note may be so repaid without the prior approval of the Comptroller if the Bank would remain an "eligible bank," as defined in 12 C.F.R. Section 5.3(g) (or any successor regulatory provision), after such repayment, unless the Comptroller has notified the Bank that such prior approval is required or that such prior approval is otherwise required by law. In addition, unless otherwise specified on the face hereof, this Subordinated Note will not specify a Holder's Optional Repayment Date that is less than five years from the date of issue of this Subordinated Note.

Except as otherwise described in an Addendum hereto, this Subordinated Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Subordinated Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

Notwithstanding the foregoing, if this Subordinated Note is designated on the face hereof as having an Addendum attached, this Subordinated Note shall bear interest in accordance with the terms described in such Addendum.

Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the next preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

Unless otherwise specified on the face hereof, interest payable on this Subordinated Note on any Interest Payment Date shall be the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified on the face hereof, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be.

Unless otherwise specified on the face hereof, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such day shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified on the face hereof is "30/360" for the period specified thereunder, or by dividing the interest rate applicable to such day by 360 if the Day Count Convention specified on the face hereof is "Actual/360" for the period specified thereunder or by the actual number of days in the year if the Day Count Convention specified on the face hereof is "Actual/Actual" for the period specified thereunder. If interest on this Subordinated Note is to be calculated with reference to two or more Interest Rate Bases as specified on the face hereof, the interest factor will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

Unless otherwise specified on the face hereof, the "Interest Determination Date" with respect to the CD Rate, CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, the J.J. Kenny Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided further that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Subordinated Note is determined with reference to two or more Interest Rate Bases as specified on the face hereof, the Interest Determination Date pertaining to this Subordinated Note will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined on such date, and the applicable interest rate shall take effect on the Interest Reset Date.

Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. All calculations on this Subordinated Note shall be made by the Calculation Agent specified on the face hereof or such successor thereto as is duly appointed by the Bank.

All percentages resulting from any calculation on this Subordinated Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655) and 9.876544% (or 0.09876544) would be rounded to 9.87654% (or 0.0987654)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

As used herein, "Business Day" means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in The City of New York or in the city in which the Bank is headquartered is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if an Interest Rate Basis shown on the face hereof is LIBOR, is also a London Business Day.

As used herein, unless otherwise specified on the face hereof, "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Unless as otherwise provided herein, the rate of interest on this Subordinated Note for each Interest Reset Date shall be the rate determined in accordance with the provisions set forth under the applicable heading below corresponding to the Interest Rate Basis specified on the face hereof:

Determination of CD Rate. If an Interest Rate Basis for this Subordinated Note is the CD Rate, as indicated on the face hereof, the CD Rate shall be determined as of the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as hereinafter defined) under the heading "CDs (secondary market)" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified on the face hereof as published in H.15 Daily Update (as hereinafter defined), or such other recognized electronic source used for the purpose of displaying such rate, under the caption "CDs (secondary market)." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

"H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System.

"H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

Determination of CMT Rate. If an Interest Rate Basis for this Subordinated Note is the CMT Rate, as indicated on the face hereof, the CMT Rate shall be determined as of the applicable Interest Determination Date (a "CMT Interest Determination Date") as the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7051, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof, for the week or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Rate Interest Determination Date falls. If such rate is no longer displayed on the relevant page or is not so displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not so provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer") selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers so selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

"Designated CMT Telerate Page" means the display on Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519) or, if no such page is specified on the face hereof, page 7052.

"Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated or, if no such maturity is specified on the face hereof, two years.

Determination of Commercial Paper Rate. If an Interest Rate Basis for this Subordinated Note is the Commercial Paper Rate, as indicated on the face hereof, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as the Money Market Yield (as hereinafter defined) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper-Nonfinancial" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Commercial Paper-Nonfinancial." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

"Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield = (D X 360/360-(D X M)) X 100

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

Determination of Eleventh District Cost of Funds Rate. If an Interest Rate Basis for this Subordinated Note is the Eleventh District Cost of Funds Rate, as indicated on the face hereof, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date") as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls as set forth under the caption "11th District" on the display on Bridge Telerate, Inc. (or any successor service) on page 7058 ("Telerate Page 7058") as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date. If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

Determination of Federal Funds Rate. If an Interest Rate Basis for this Subordinated Note is the Federal Funds Rate, as indicated on the face hereof, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date") as the rate on such date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)", as such rate is displayed on Bridge Telerate, Inc. (or any successor service) on page 120 ("Telerate Page 120"), or, if such rate does not appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Federal Funds (Effective)." If such rate does not appear on Telerate Page 120 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

Determination of J.J. Kenny Rate. If an Interest Rate Basis for this Subordinated Note is the J.J. Kenny Rate, as indicated on the face hereof, the J.J. Kenny Rate shall be determined as of the applicable Interest Determination Date (a "J.J. Kenny Rate Interest Determination Date") as the rate in the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index shall be based upon 30-day yield evaluations at par of bonds, the interest of which is exempt from federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny at its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (A) variable on a weekly basis, (B) exempt from federal income taxation under the Code, and (C) not subject to a minimum tax or similar tax under the Code unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any J.J. Kenny Rate Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected.

Determination of LIBOR. If an Interest Rate Basis for this Subordinated Note is LIBOR, as indicated on the face hereof, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions:

(i) With respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to LIBOR (a "LIBOR Interest Determination Date"), LIBOR will be either: (a) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date; or (b) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

(ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

"Designated LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such currency is specified on the face hereof, United States dollars.

"Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency.

"Principal Financial Center" means the capital city of the country to which the Designated LIBOR Currency relates except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, London, Johannesburg and Zurich, respectively.

Determination of Prime Rate. If an Interest Rate Basis for this Subordinated Note is the Prime Rate, as indicated on the face hereof, the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on such date as such rate is published in H.15(519) under the caption "Bank Prime Loan" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Bank Prime Loan." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as hereinafter defined) as such bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date. If fewer than four such rates so appear on the Reuters Screen US PRIME 1 Page for such Prime Rate Interest Determination Date, then the Prime Rate shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; provided, however, that if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

"Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or such other page as may replace the US PRIME 1 page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of Treasury Rate. If an Interest Rate Basis for this Subordinated Note is the Treasury Rate, as specified on the face hereof, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate from the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "AVGE INVEST YIELD" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 ("Telerate Page 56") or page 57 ("Telerate Page 57") or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate of such Treasury Bills (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the Auction of Treasury Bills having the Index Maturity specified on the face hereof are not so published by 3:00 P.M., New York City time, on the related Calculation Date, or if no such Auction is held, then the Treasury Rate will be the rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, then the Treasury Rate will be calculated by the Calculation Agent and will be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

Any provision contained herein, including the determination of an Interest Rate Basis, the specification of an Interest Rate Basis, calculation of the interest rate applicable to this Subordinated Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Subordinated Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. Unless otherwise specified on the face hereof, The First National Bank of Chicago will be the Calculation Agent.

At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

If this Subordinated Note is an Original Issue Discount Note and if an Event of Default with respect to this Subordinated Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Subordinated Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on, this Subordinated Note shall terminate.

In case any Subordinated Note shall at any time become mutilated, destroyed, lost or stolen, and such Subordinated Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Subordinated Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Subordinated Note or in lieu of the Subordinated Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Subordinated Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Subordinated Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Subordinated Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Subordinated Note. If any Subordinated Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Subordinated Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Subordinated Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Subordinated Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

An "Event of Default" with respect to this Subordinated Note will occur if the Bank shall consent to, or a court or other governmental agency shall enter a decree or order for, the appointment of a receiver or other similar official in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of its property and, in the case of a decree or order, such decree or order shall have remained in force for a period of 60 consecutive days. If an Event of Default shall occur and be continuing, the holder of this Subordinated Note may declare the principal amount of, accrued interest and premium, if any, on, this Subordinated Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Subordinated Note may be waived by the holder hereof. There is no right of acceleration in the case of a default in the payment of principal of, premium, if any, or interest on, this Subordinated Note or in the performance of any other obligation of the Bank under this Subordinated Note or under any other security issued by the Bank. Notwithstanding the above, no prepayment hereunder, including a prepayment pursuant to an acceleration following an Event of Default, shall be made without the prior approval of the Comptroller unless the Bank remains an eligible bank, as defined in 12 C.F.R. Section 5.3(g) (or any successor regulatory provision) after the prepayment.

The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Subordinated Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Subordinated Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Subordinated Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Subordinated Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Subordinated Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Subordinated Note and may be liquidated and dissolved.

Notwithstanding any other provision of this Subordinated Note, including specifically the provisions set forth herein relating to subordination, events of default and covenants of the Bank, it is expressly understood and agreed that the Comptroller or any receiver or conservator of the Bank appointed by the Comptroller shall have the right in the performance of his legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Subordinated Note to any national banking association, state bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal of, premium, if any, and interest on, this Subordinated Note and the due and punctual performance of all covenants and conditions hereof; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption pursuant to the provisions of this Subordinated Note, and shall serve to return the holder hereof to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the holder of this Subordinated Note, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with interest from its original due date at the rate provided for herein.

Any action by the holder of this Subordinated Note shall bind all future holders of this Subordinated Note, and of any Subordinated Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York, herein referred to as the "Subordinated Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Subordinated Notes and of transfers of the Subordinated Notes (in such capacity, the "Subordinated Notes Registrar").

The transfer of this Subordinated Note is registrable in the Subordinated Note Register, upon surrender of this Subordinated Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Subordinated Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Subordinated Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

In the event of the failure by the Bank to make payment of principal of, premium, if any, or interest on this Subordinated Note (and, in the case of payment of interest, such failure to pay shall have continued for two Business Days), the Bank will, upon demand of the holder of this Subordinated Note, pay to the holder of this Subordinated Note the whole amount then due and payable on this Subordinated Note for principal, premium, if any, and interest, with interest on the overdue principal of, premium, if any, and interest on, this Subordinated Note to the extent provided for herein. If the Bank fails to pay such amount upon such demand, the holder of this Subordinated Note may, among other things, institute a judicial proceeding for the collection of such amount.

The Notes are issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Subordinated Note is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Subordinated Note at all times.

No service charge shall be made to a holder of this Subordinated Note for any transfer or exchange of this Subordinated Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Subordinated Note are exchangeable for definitive Subordinated Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Subordinated Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Subordinated Note. Any Subordinated Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Subordinated Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such definitive Subordinated Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

Prior to due presentment of this Subordinated Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Subordinated Note is registered as the owner hereof for all purposes, whether or not this Subordinated Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Bank under this Subordinated Note shall be in writing and addressed to the Bank, Union Planters Bank, National Association, 7130 Goodlett Farms Parkway, Memphis, Tennessee 38018, Attention: E. James House, Jr., Secretary, or to such other address of the Bank as the Bank may notify the holders of the Subordinated Notes.

This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Subordinated Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -_________ Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used

though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Subordinated Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Subordinated Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this

assignment must correspond with

the name as written upon the face

of the within Subordinated Note in every particular, without alteration or enlargement or any change whatsoever.

___________________________
Signature Guarantee

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Subordinated Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

.

(Please print or typewrite name and address of the undersigned)

For this Subordinated Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices located at 1 First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Administration, or at 153 West 51st Street, 8th Floor, New York, New York 10019, Attention: Corporate Trust Administration, or at such other place or places of which the Bank shall from time to time notify the holders of the Subordinated Notes, not more than 60 days nor less than 30 days prior notice to the date of repayment, with this "Option to Elect Repayment" form duly completed.

If less than the entire principal amount of this Subordinated Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Subordinated Notes to be issued to the holder for the portion of this Subordinated Note not being repaid (in the absence of any such specification, one such Subordinated Note will be issued for the portion not being repaid):

$

NOTICE: The signature on this

Dated: "Option to Elect Repayment" form must

correspond with the name as written upon the face of the within Subordinated Note in every particular, without alteration or enlargement or any change whatsoever.

_____________________________

Signature Guarantee